Exhibit 99.1

0
Steak ‘n Shake
Management Presentation
February 2008

Certain statements contained in this presentation represent forward-looking statements within the meaning of the Private Securities
Litigation Reform Act of 1995. In general, forward-looking statements include estimates of future revenues, cash flows, capital expenditures or other financial items, as well as assumptions underlying any of the foregoing. Forward-looking statements reflect management’s current expectations regarding future events and use words such as “anticipate,” “believe,” “expect,” “may” and other similar terminology. A forward-looking statement is neither a prediction nor a guarantee of future events or circumstances, and those future events or circumstances may not occur. Investors should not place undue reliance on the forward-looking statements, which speak only as of the date of this report. These forward-looking statements are based on currently available operating, financial and competitive information and are subject to various risks and uncertainties. Our actual future results and trends may differ materially depending on a variety of factors, many beyond our control, including, but not limited to: the poor performance or closing of even a small number of restaurants; our ability to attract and retain guests; the ability of our franchisees to operate profitable restaurants; changes in guest preferences, tastes and dietary habits;
minimum wage rates; the availability and cost of qualified personnel; fluctuations in food commodity prices and the availability of food commodities; harsh weather conditions; unfavorable publicity relating to food safety or food borne illness; our ability to comply with the restrictions and covenants to our debt agreements; our ability to comply with existing and future governmental regulations; our ability to adequately protect our trademarks, service marks and other components of our brand; and other risks identified in the periodic reports we file with the Securities and Exchange Commission. Further, the Special Committee’s evaluation of strategic alternatives may not result in a change in business strategy or an increase in shareholder value. Additional risks and uncertainties not currently known to us or that are currently deemed immaterial may also become important factors that may harm our business, financial condition, results of operations or cash flows. We assume no obligation to update forward-looking statements except as required in our periodic reports, and we do not intend to comment on the status of the Special Committee’s evaluation of strategic alternatives unless and until there is a material development to report.
Forward-looking Statement

Executive Summary

Steak ‘n Shake Overview
■ 74 year heritage of quality, service
 and value
■ Iconic restaurant brand with passionate customer following
■ Menu features superior cooked-to-order Steakburgers™ and hand-
 dipped milk shakes
■ Unique restaurant concept
 ► High quality food
 ► Full table service
 ► Served on real china and glassware
■ Two businesses under one roof:
 dining room and drive-thru / take-out
■ FY2007 Revenue: $654 million

FAMOUS FOR
Steak 'n Shake
STEAKBURGERS

Steak 'n Shake
Steak 'n Shake

Superior Cooked-to-Order Food
Drive-thru / Take-out
Service
Friendly
Dining Room
Service
Attractive Value Proposition
The Steak ‘n Shake Concept

Franchise
Company Owned
Current Geographic Footprint
■ 435 company owned
 restaurants and 56
 franchised
 restaurants in 21
 states
■ 435 company owned
 restaurants and 56
 franchised
 restaurants in 21
 states
■ Historical focus on
 Midwest and
 Southeast
■ Historical focus on
 Midwest and
 Southeast
■ “Cult-like” following in
 existing geographies
■ “Cult-like” following in
 existing geographies
■ Brand recognition
 well beyond its
 current borders
■ Brand recognition
 well beyond its
 current borders

Franchise
Company Owned
CAGR: 8.6%
CAGR: 4.4%
550
450
350
250
150
50
16
104
57
356
491
56
435
1992
2003
2007

CAGR: 13.2%
CAGR: 7.0%
$750.0
$500.0
$250.0
$0.0
$127
$499
$654
1992
2003
2007

Number of Stores
Revenue
120
413
($mm)
Historical Perspective
■ 1992-2003: Period of accelerated growth
■ 1992-2003: Period of accelerated growth
 ► Aggressive roll-out of stores - company-
 owned and franchise
 ► Aggressive roll-out of stores - company-
 owned and franchise
 ► Increase in sales and profit growth
 ► Increase in sales and profit growth
■ 2003-2007: Investments intended to drive future
 growth
■ 2003-2007: Investments intended to drive future
 growth
 ► Less focus on store level execution
 ► Less focus on store level execution
 ► Advertising Focus on new products, rather
 than core Steakburger™ and milk shake
 equities
 ► Advertising Focus on new products, rather
 than core Steakburger™ and milk shake
 equities
 ► Pricing not balanced with guest experience
 ► Pricing not balanced with guest experience
 ► G&A increases intended to build future
 expansion capabilities
 ► G&A increases intended to build future
 expansion capabilities
 ► Declining profitability driven by same store
 sales declines
 ► Declining profitability driven by same store
 sales declines
■ 2008: Current focus on execution basics, core
 brand message & cost structure reductions.
■ 2008: Current focus on execution basics, core
 brand message & cost structure reductions.

Executive Summary

Challenging Operating Environment
■ Fiscal 2007 same store sales declined 3.8%
■ Fiscal 2007 same store sales declined 3.8%
■ Difficult operating environment we believe to be primarily the result of two key factors:
■ Difficult operating environment we believe to be primarily the result of two key factors:
 ► Internal issues related to execution of the Steak ‘n Shake brand promise
 ► Internal issues related to execution of the Steak ‘n Shake brand promise
 ► Impact of consumer economic issues creating significant
 headwinds
 ► Impact of consumer economic issues creating significant
 headwinds
■ Also managing significant commodity and labor cost increases with prudent pricing and cost savings initiatives
■ Also managing significant commodity and labor cost increases with prudent pricing and cost savings initiatives
■ We believe that a significant issue has been difficulty with store level execution of the Steak ‘n Shake brand promise
■ We believe that a significant issue has been difficulty with store level execution of the Steak ‘n Shake brand promise

Steak 'n Shake faced challenges in recent years primarily from two key factors:

9

Difficult External Consumer
Environment
■ Increased store level complexity
■ Diluted core equity advertising
 message
■ Pricing out of line with customer
 experience
Store Level Brand
Execution
■ Will remain as near-term
 headwinds
■ Will remain as near-term
 headwinds
■ Power of the brand has
 supported success for 70+
 years
■ Power of the brand has
 supported success for 70+
 years
■ Issues identified
■ Issues identified
■ Solutions in process of
 implementation
■ Solutions in process of
 implementation
■ Return to historical success
 underway
■ Return to historical success
 underway
Primary Drivers of Same Store Sales Challenge
■ Gas prices
■ Housing related issues
■ Increasingly competitive
 promotion environment

10.0%
8.0%
6.0%
4.0%
2.0%
0.0%
(2.0%)
(4.0%)
(6.0%)
4.9%
7.7%
2.9%
(2.1%)
(3.8%)
2003
2004
2005
2006
2007

$700
$600
$500
$400
$300
$200
$100
$0
12.0%
9.0%
6.0%
3.0%
0.0%
$499
$554
$607
$639
$654
8.7%
11.0%
9.6%
5.3%
2.4%
2003
2004
2005
2006
2007

400
350
300
250
200
150
100
50
0
100.00%
80.00%
60.00%
40.00%
20.00%
0.00%
$246
$270
$295
$319
$337
49.6%
49.2%
49.0%
50.3%
51.8%
2003
2004
2005
2006
2007

$35.0
$30.0
$25.0
$20.0
$15.0
$10.0
$5.0
$0.0
$20.9
$27.6
$30.2
$28.0
$11.8
2003
2004
2005
2006
2007

Revenues
($mm)
Y-o-Y
Growth
Same Store Sales
Restaurant Operating Costs
Net Income
($mm)
% of Sales
($mm)
(1)
 (1) 2007 Net Income includes a $3.3 million (net of tax) non cash impairment charge related to 14 underperforming restaurants and $1.2 million (net of tax) of restructuring and severance expenses
Challenges Reflected in Recent Performance

Executive Summary

Focus on Four Core Initiatives
Management is focused on four core initiatives to address
 the current store sales issues and prepare for profitable
 future expansion
Management is focused on four core initiatives to address
 the current store sales issues and prepare for profitable
 future expansion
■ Simplifying all business initiatives
■ Simplifying all business initiatives
■ Intensifying focus on store level execution
■ Intensifying focus on store level execution
■ Critically reviewing the Company’s cost structure
■ Critically reviewing the Company’s cost structure
■ Evolving the new unit prototype
■ Evolving the new unit prototype

Simplifying all business initiatives
Includes focused combination of initiatives aimed at increasing guest traffic and improving store execution:
Includes focused combination of initiatives aimed at increasing guest traffic and improving store execution:
■ Strategic marketing programs:
■ Strategic marketing programs:
 ► Focused on promoting core steakburgers™ & milk shakes
 ► Focused on promoting core steakburgers™ & milk shakes
 ► More aggressive on price promotion - current $2.99 double
 Steakburger™& fries limited time offer
 ► More aggressive on price promotion - current $2.99 double
 Steakburger™& fries limited time offer
 • Promotion has been well received in the first two weeks and we are cautiously optimistic about the overall promotion performance
 • Promotion has been well received in the first two weeks and we are cautiously optimistic about the overall promotion performance
 ► Rebalancing television advertising and couponing to insure most competitive response in aggressive market
 ► Rebalancing television advertising and couponing to insure most competitive response in aggressive market
■ Select new product development:
■ Select new product development:
 ► Launching new breakfast menu in March including hand-held breakfast sandwiches & Seattle’s Best Coffee
 ► Launching new breakfast menu in March including hand-held breakfast sandwiches & Seattle’s Best Coffee

Simplifying all business initiatives - con’t
■ Menu simplification:
■ Menu simplification:
 ► Continuously evaluating all menu items for relevance, sales potential and enhancing store level execution
 ► Continuously evaluating all menu items for relevance, sales potential and enhancing store level execution
 ► 10-12 menu items identified for deletion with next menu
 printing in June
 ► 10-12 menu items identified for deletion with next menu
 printing in June
■ Store level process changes:
■ Store level process changes:
 ► Continue testing improved milk shake fountain design
 ► Continue testing improved milk shake fountain design
 ► Reduces variation and production time
 ► Reduces variation and production time
 ► Retains hand dipped uniqueness of SNS milk shakes
 ► Retains hand dipped uniqueness of SNS milk shakes

Intensifying focus on store level execution
■ Implementing an integrated store level execution plan:
■ Implementing an integrated store level execution plan:
 ► Leading from the front - emphasizing manager visibility in the dining room to insure guest satisfacton
 ► Leading from the front - emphasizing manager visibility in the dining room to insure guest satisfacton
 ► Enhanced success routines for general managers and
 district managers including simplified store level
 performance scorecards
 ► Enhanced success routines for general managers and
 district managers including simplified store level
 performance scorecards
■ Implementing “Personalized Service” to support improvement in guest service experience:
■ Implementing “Personalized Service” to support improvement in guest service experience:
 ► Updated dining room service process; and
 ► Updated dining room service process; and
 ► Improved associate selection and orientation process
 ► Improved associate selection and orientation process
■ Leveraging new point-of-sale and food cost systems to attempt to drive significant cost savings
■ Leveraging new point-of-sale and food cost systems to attempt to drive significant cost savings

Critically reviewing the Company’s cost structure
■ Actions already taken to reduce General & Administrative
 spending by $8.1 million annually
■ Actions already taken to reduce General & Administrative
 spending by $8.1 million annually
■ Continuing to critically review all aspects of infrastructure costs for potential further cost reductions
■ Continuing to critically review all aspects of infrastructure costs for potential further cost reductions
■ Executing supply chain savings initiatives for fiscal 2008
■ Executing supply chain savings initiatives for fiscal 2008
■ Fiscal 2008 price increases limited to 2%:
■ Fiscal 2008 price increases limited to 2%:
 ► Addresses customer value equation;
 ► Addresses customer value equation;
 ► Provides some offset against significant commodity and
 minimum wage increases.
 ► Provides some offset against significant commodity and
 minimum wage increases.

Evolving the new unit prototype
■ New store prototype is evolution of current design with several objectives:
■ New store prototype is evolution of current design with several objectives:
 ► Meet consumers desire for updated restaurants
 ► Meet consumers desire for updated restaurants
 ► Increase average unit sales;
 ► Increase average unit sales;
 ► Reduce the cost of new units;
 ► Reduce the cost of new units;
 ► Provide economic remodel option;
 ► Provide economic remodel option;
 ► Improve return on capital;
 ► Improve return on capital;
 ► Enhances franchising potential.
 ► Enhances franchising potential.
■ During fiscal 2008 we will remodel 4-6 units with new prototype design - anticipate first new unit prototype in fiscal 2009.
■ During fiscal 2008 we will remodel 4-6 units with new prototype design - anticipate first new unit prototype in fiscal 2009.
■ Importantly, we will not accelerate new unit growth or
 franchising until proven new unit prototype with improved
 unit economics.
■ Importantly, we will not accelerate new unit growth or
 franchising until proven new unit prototype with improved
 unit economics.

Executive Summary

Board of Directors in Place to Steward Change
Current Board of Directors has the mix of skills and experience necessary to see the Company through current challenges:
■ 7 of 9 Directors are Independent under NYSE and SEC definitions
 (one is an “affiliated outsider” under ISS definitions);
■ Board is a mix of longer-tenure members who have comprehensive understanding of business as well as three newer members since
 2005 who bring a different perspective;
 ► Prior experience includes service with Steak n Shake as well as other businesses and endeavors;
 ► Newer Directors hold senior positions in retail, service and hospitality sectors.
■ Company does not believe that hostile Board changes at the current time will support necessary work; instead, logical Board development will best serve shareholders.

Board Special Committee
■ Special Committee of the Board formed in mid-August to review all strategic opportunities available to the Company; hired Merrill Lynch as financial advisor.
 ► In October 2007, the Special Committee instituted a process to determine if shareholder value could be enhanced through various alternatives including a sale of the company.
 ► Twenty parties executed confidentiality agreements and a number of them conducted various levels of due diligence investigations.
 ► No offers received in the process to date which reflect what the committee/Board believes is the Company’s full underlying value.
 ► Committee believes that the process is being adversely affected by unfavorable trends in the casual dining segment of the restaurant industry, our recent disappointing operating performance and volatility in the financing markets for private equity.

Special Committee Continued
■ The Committee continues to receive inquiries from interested parties.
 ► Uncertain whether these inquiries will result in an offer that the
 Committee and Board could recommend to the shareholders.
■ We continue to focus our attention on continuing our
 turnaround plan and hiring a permanent Chief Executive
 Officer.
 ► Committee will continue to evaluate opportunities to enhance shareholder value, including a potential sale of the company.

Profile of Board Members
■ Alan B. Gilman - Served since 1992. Mr. Gilman has a long
history of senior leadership positions with Steak n Shake,
including his current service as Chairman of the Board of Directors and Interim President and Chief Executive Officer. His service as
Chairman began in February 2004. Mr. Gilman also served as
President and Chief Executive Officer of the Company from 1992 through 2002 and as Chief Executive Officer and Co-Chairman of
the Company from September 30, 2002 through August 11, 2003.
Prior to joining Steak n Shake, Mr. Gilman served as President of
Murjani International LTD.
■Geoffrey Ballotti - Served since May 2007. Mr. Ballotti is a graduate of Colby College and Harvard Business School. He has
served in various senior executive capacities with Starwood Hotels
& Resorts Worldwide, Inc. since joining in 1989, including the
Presidency of its North American division since 2003. Prior to that appointment he served as Starwood’s Executive Vice President,
Operations North America Division.
■ Wayne L. Kelley - Served since 2003. Mr. Kelley has an
extensive background with Steak n Shake, having served as a
director of Steak n Shake Operations, Inc., a subsidiary of the
Company, from 1999 through 2006. Mr. Kelley was also President of Kelley Restaurants, Inc., the Company's largest and most
successful franchisee, from 1988 through 2005. In addition to his service as a Director he works in a senior Real Estate advisory role, in which he has been an integral part of locating and
developing some of the Company’s most successful restaurants.
■ Ruth J. Person - Served since 2002. Dr. Person is the
Chancellor of Indiana University, Kokomo and a Professor of
Management. She has also served as President, American
Association of University Administrators from 2003-2004 and is currently President of the Board of Directors of Workforce
Development Strategies, Inc. She is also a member of the Key
Bank Advisory Board - Central Indiana.
■ J. Fred Risk - Served since 1971. Mr. Risk has an
extensive background with Steak n Shake, having worked with its predecessor ownership group and seen the Company through the last
36 years as a member of the Board. He left the Board for a short period in 2007 but was asked to return to assist with the Special
Committee’s work. He has a long history of success in business and has served in a number of high-profile positions, including President,
Indiana National Bank, Chairman of the Board of Directors of Security
Group, Inc. and others. He is a “financial expert” under NYSE listing standards and served as Chairman of the Audit Committee from its inception through February 2007.
■ John W. Ryan - Served since 1996. Dr. Ryan has a strong history in running large academic organizations, having served as Chancellor of the State University of New York Systems from 1996 through 1999 and President of Indiana University from 1971 through 1987. He is currently President Emeritus of Indiana University.
■ Steven M. Schmidt - Served since 2005. Mr. Schmidt currently serves as President of the Business Solutions Division of Office Depot,
Inc. He was formerly the President & Chief Executive Officer of
ACNielsen and Executive Vice President of VNU Marketing
Information. His prior positions include the Presidency of Pillsbury
Foods, Canada and several senior executive posts with Pepsi-Cola and Procter & Gamble.
■ Edward W. Wilhelm - Served since 2006. Mr. Wilhelm is currently
Chief Financial Officer of Borders Group, Inc., where he has served in a number of senior financial positions since 1994. Mr. Wilhelm is a
“financial expert” as that term is defined under NYSE listing standards, and has served as the Chairman of the Audit Committee since
February 2007.
■ James Williamson, Jr. - Served since 1985. Mr. Williamson has a successful history in business, including serving as Steak n Shake’s
President and CEO from 1985 through 1990. Prior to service with
Steak n Shake, Mr. Williamson was President and CEO of Utotem
convenience stores, a 2,000 store predecessor to Circle-K. Prior to that time he served as pilot in the Navy on active and reserve status,
EVP of Cook Coffee Company and EVP of Fairmont Foods, a dairy and food production company.

Executive Summary

Lion Fund Objectives
Company believes Lion Fund’s aggressive proxy fight,
 desire to take control of Company and some objectives
 are NOT in best interests of shareholders or Company:
■ Lion Fund has publicly stated intent to gain control of Company without paying any control premium to shareholders;
 ► Lion Fund declined offer of two uncontested seats on Board;
 ► To avoid risk of takeover with no premium to shareholders the Board reevaluated its takeover defenses and modified required percentage for shareholders to call a special meeting to 80%, from 25% minority;
 • Bylaw change provides time for Company to execute its initiatives and improve performance without cost and distraction of one or more special meetings called by vocal minority;
 • Bylaw change provides stability for Company during Special
 Committee’s work and while recruiting a permanent CEO.

Lion Fund Objectives (Continued)
■ Lion Fund strategy to re-franchise all existing Company owned stores is not viable at present time because of two significant impediments:
 ► Current unit-level economics;
 ► Soft real estate markets.
■ Company supports logical re-franchising work when viable.
■ Several other proposed operating initiatives were already being executed prior to suggestion by Lion Fund;
■ Current hostile proxy fight distracts Company Management during crucial turnaround period and compromises recruiting efforts for new CEO;
■ Aggressive approach and proxy fight complicates integration of Lion Fund representatives into Board in a productive manner.
■ No real expertise or apparent interest in the restaurant sector other than as corporate raider.

Executive Summary
■ Steak n Shake has a long history of growth and
 profitability
■ Currently facing operating challenges that we believe are
 primarily related to brand execution and the macro
 economic environment
■ Management is focused on executing key initiatives
 critical to reversing the current trends
■ Board of Directors has a complementary blend of skills
 and experience necessary to steward the Company
■ Company believes the Lion Fund’s aggressive proxy
 fight, desire to take over control of the Company, and
 some of its objectives are NOT in the best interests of
 shareholders or the Company